Filed pursuant to
Rule 497(e) under the Securities Act of 1933, as amended
File Registration No.: 2-34215

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

Supplement dated March 20, 2007 to
Investor Shares Prospectus dated March 1, 2007

With this supplement, the Investor Shares Prospectus is being updated for Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Strategic Bond Fund with respect to the Annual Fund Operating Expenses table and Example table.

Annual Fund Operating Expenses: The Annual Fund Operating Expenses table and its corresponding footnotes in the ‘‘Fees and Expenses’’ section of the Investor Shares Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Schroder Emerging Market Equity Fund(1)	Schroder International Alpha Fund(1)(2)	Schroder International Diversified Value Fund	Schroder North American Equity Fund(1)	Schroder U.S. Opportunities Fund(2)	Schroder U.S. Small and Mid Cap Opportunities Fund(1)	Schroder Enhanced Income Fund	Schroder Strategic Bond Fund	Schroder Total Return Fixed Income Fund	Schroder Municipal Bond Fund	Schroder Short- Term Municipal Bond Fund
Management Fees(3)	1.00%	0.975%	1.00%	0.25%	1.00%	1.00%	0.25%	0.75%	0.25%	0.40%	0.40%
Distribution (12b-1) Fees	None	None	None	None	None	None	None	None	None	None	None
Other Expenses(1)(3)(4)	3.88%	1.691%	7.61%	0.08%	0.34%	5.15%	0.47%	3.92%	1.80%	0.37%	0.37%
Acquired Fund Fees and Expenses(5)	0.00%	0.00%	None	0.00%	0.06%	0.00%	None	None	None	0.01%	0.02%
Total Annual Fund Operating Expenses	4.88%	2.666%	8.61%	0.33%	1.40%	6.15%	0.72%	4.67%	2.05%	0.78%	0.79%
Less: Fee Waiver and Expense Limitation(6)	(3.13)%	(1.416)%	(7.36)%	None	None	(4.74)%	(0.32)%	(3.52)%	(1.65)%	(0.22)%	(0.22)%
Net Expenses(6)(7)	1.75%	1.25%	1.25%	0.33%	1.40%(7)	1.41%(7)	0.40%	1.15%	0.40%	0.56%(7)	0.57%(7)

(1)	In addition to direct expenses incurred by the Fund, ‘‘Other Expenses’’ includes any indirect expenses incurred as a result of the Fund’s investment in one or more funds, including ETFs, that do not exceed 0.01% of the average net assets of the Fund. These indirect expenses of the Fund are not subject to waiver and are not subject to the expense limitation of the Fund.

(2)	Restated to reflect current fees.

(3)	Management Fees for each Fund include all fees payable to the Fund’s adviser and its affiliates for investment advisory and fund administration services. The Fund also pays administrative or sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under ‘‘Other Expenses.’’

(4)	Because Schroder International Diversified Value Fund and Schroder Strategic Bond Fund have operating results for six months or less in their initial fiscal year, ‘‘Other Expenses’’ for these Funds are based on estimated amounts for each Fund’s current fiscal year.

(5)	The ‘‘Acquired Fund Fees and Expenses’’ are indirectly borne by the Fund and these fees and expenses are not subject to waiver and are not subject to the expense limitation of the Fund.

(6)	The ‘‘Net Expenses’’ shown for certain Funds reflect the effect of contractually imposed fee waivers and/or expense limitations on the Total Annual Fund Operating Expenses of each such Fund.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds’ adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2008 to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Investor Shares): Schroder Emerging Market Equity Fund: 1.75%; Schroder International Alpha Fund: 1.25%; Schroder International Diversified Value Fund: 1.25%; Schroder U.S. Opportunities Fund – effective May 1, 2006: 1.70%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.40%; Schroder Enhanced Income Fund: 0.40%; Schroder Strategic Bond Fund: 1.15%; Schroder Total Return Fixed Income Fund: 0.40%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%.

Net Expenses of the Funds’ Investor Shares may be higher than the Net Expenses shown in the table above to the extent the Fund pays interest, taxes, or extraordinary expenses. In the last fiscal year, the Funds with fee waivers and/or expense limitations in effect had no such expenses, and these Funds do not expect to incur such expenses in the next fiscal year. The fee waiver and/or expense limitations for the Funds may only be terminated during their term by the Board of Trustees.

(7)	The ‘‘Net Expenses’’ shown in the table includes any expenses incurred indirectly by the Fund as a result of its investments in one or more funds, including ETFs and money market funds, as applicable. If only the operating expenses of the Fund were included in Net Expenses, and not the indirect expenses incurred by the Fund, the Net Expenses would be: Schroder U.S. Opportunities Fund: 1.34%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.40%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. The expenses shown in the table above may, for certain of the Funds, differ from the expenses included in the ‘‘Financial Highlights’’ section due to, among other things, the inclusion of indirect Other Expenses and Acquired Fund Fees and Expenses shown in the table above.

Example: With respect to Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Strategic Bond Fund, the Example table in the ‘‘Fees and Expenses’’ section on page 50 of the Investor Shares Prospectus is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Schroder Emerging Market Equity Fund	$178	$1,187	$2,198	$4,737
Schroder U.S. Small and Mid Cap Opportunities Fund	$144	$1,403	$2,634	$5,589
Schroder Strategic Bond Fund	$117	$1,090	N/A	N/A

With this supplement, the Investor Shares Prospectus is being updated for Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund with respect to the Portfolio Managers of these Funds.

Portfolio Managers: The ‘‘Management of the Funds - Portfolio Managers’’ section in the Investor Shares Prospectus is supplemented to reflect that Daniel Scholl is no longer serving in the capacity of Portfolio Manager for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund.

With this supplement, the Investor Shares Prospectus is being updated for Schroder U.S. Opportunities Fund to limit who may purchase shares in this Fund.

Closing Schroder U.S. Opportunities Fund to New Investors: Effective the close of business on April 18, 2007, Schroder U.S. Opportunities Fund (the ‘‘Fund’’) will be closed to new investors. Shareholders of the Fund on that date may continue to add to their Fund positions after that date. Investors who do not own shares of the Fund on April 18, 2007 generally will not be allowed to buy shares of the Fund after that date, with the following exceptions:

•	participants in most employee benefit plans or employer-sponsored retirement plans, if the Fund had been established as an investment option under the plan prior to April 18, 2007; and

•	a Trustee of Schroder Capital Funds (Delaware), Schroder Series Trust, or Schroder Global Series Trust, an employee of Schroder Investment Management North America Inc. (‘‘Schroders’’) or a member of the immediate family of any of these persons.

Schroders reserves the right to modify this policy at any time.